1 st Quarter 2015 Earnings Results Michael Small – Chief Executive Officer Norman Smagley – Chief Financial Officer May 7, 2015 Exhibit 99.2

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

SAFE HARBOR STATEMENT
2
Safe Harbor Statement
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act
of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,”
“projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on
February 27, 2015.
Note to Certain Operating and Financial Data
In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity.
In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential. 3 Q1 2015 EARNINGS CALL OBJECTIVES 3 Perspective on the in-flight connectivity industry Why Gogo wins Update on the quarter

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

GLOBAL AERO-COMMUNICATIONS SERVICE
PROVIDER REQUIREMENTS
4
Global scale is essential
Most bandwidth at the lowest cost
Invest in R&D and network engineering capabilities

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGO CHECKS ALL THE BOXES
5
We have the largest scale
We are global
We have nearly 1,000 smart, specialized, and passionate
employees around the world
We have industry leading R&D and network capabilities
GOGO DELIVERS HIGHLY RELIABLE AND SOPHISTICATED
IN-FLIGHT CONNECTIVITY SOLUTIONS

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGO LEADS TECHNOLOGY INNOVATION
6
1
st
generation – ATG / ATG4
2
nd
generation – 2Ku
3
rd
generation – in progress…
GOGO IS PLAYING TO WIN

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

DELIVERING ON 2015 PRIORITIES
7
Add new aircraft
Increase bandwidth to aircraft
Hit the numbers
(1) As of March 31, 2015.
-
Expanded partnership with NetJets
-
Expanded partnership with Delta
-
Installed 300+ broadband aircraft
-
Announced ATG8000 and ATG1000 for BA
-
730 ATG4 equipped aircraft (1)
-
Nearly 50% of data traffic goes through ATG4 equipped aircraft
-
2Ku will bring more capacity starting in 2016
-
Record revenue of $116M, up 21% Y/Y
-
Service revenue of $95M, up 32% Y/Y
-
Combined segment profit margin for CA-NA and BA of 23%
-
Issued $362M in convertible notes

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.
8 8
Gogo has a scalable business model
Gogo has industry leading R&D capabilities
WE ARE PLAYING TO WIN
IFC industry is large and global
Gogo has scale and experience
EXECUTING ON THE WORLD’S FASTEST GLOBAL
COMMUNICATIONS INFRASTRUCTURE DEPLOYMENT YET

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

Q1 2015 RECORD REVENUE & ADJUSTED EBITDA
9
21%
Y/Y Growth
•
Q1 2015 record revenue quarter:
-
Service revenue up 32% y/y
-
CA-NA service revenue up 28% y/y
-
BA service revenue up 38% y/y
•
Q1 2015 Adjusted EBITDA
margin of 7%
54%
Y/Y Growth
$96
$116
$104
$100
$109
Note: Minor differences exist due to rounding
$72
$79
$82
$90
$95
$23
$20
$22
$20
$20
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Total Revenue ($MM)
Service Revenue Equipment Revenue
$5
$3
$1
$1
$8
6%
3%
1%
1%
7%
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Adjusted EBITDA ($MM)
Adjusted EBITDA Adjusted EBITDA Margin

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CONSOLIDATED CASH CAPEX & CASH
10
CA facilities build out of $6M
Airborne equipment purchases
ATG network
Airborne equipment proceeds
$400
$3MM
Y/Y Increase
Note: Minor differences exist due to rounding. Cash balance is end of period.
All figures as of 3/31/2015
$29
$27
$30
$12
$32
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 2015
Cash CapEx ($MM)
$220
$196
$243
$211
$189
$212
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Cash Balance ($MM)
Cash
Convertible Debt Proceeds Net of Issuance Costs and
the Prepaid Forward Transactions
•
Q1 ’15 Y/Y changes in capital
expenditures:
•
Strong cash position following
$362M convertible notes offering

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CA-NA STRONG REVENUE & ARPA GROWTH
11
28%
Y/Y Growth
•
Service revenue driven by:
-
22% y/y growth in ARPA
-
7% y/y growth in aircraft online
•
Strong ARPA growth continues:
-
Changes in pricing and product mix
drove ARPS increase
-
In-flight wireless entertainment revenue
continues to grow
-
Connectivity take rate increased
excluding impact of sponsorships
22%
Y/Y Growth
Note: Minor differences exist due to rounding
$110
$120
$122
$131
$134
$56
$62
$62
$68
$72
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Service Revenue ($MM)
$106
$115 $115
$122
$121
$4
$5
$6
$9
$14
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Annualized ARPA
Connectivity Revenue Other Service Revenue
Note: Other service revenue includes content filtering, VoIP access for airlines’ flight crews, portal development services, operations-oriented communications services, third-party advertising, e-commerce revenue share arrangements and partner co-branding and reseller arrangements.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CA-NA AIRCRAFT ONLINE
& SEGMENT PROFIT GROWTH
12
7%
Y/Y Growth
Note: Minor differences exist due to rounding
•
102 aircraft online added in
Q1 2015
•
Segment profit margin
expands to 13%
•
Strong leverage of network
infrastructure
2,200
2,098
2,044
2,058
2,056
66%
Y/Y Growth
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Aircraft Online
(End of Period)
$6
$6
$6
$8
$10
10%
10%
9%
12%
13%
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Segment Profit ($MM)
Segment Profit Segment Profit Margin

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

BA SERVICE REVENUE
& ATG AIRCRAFT ONLINE GROWTH
13
•
Strong growth in ATG aircraft
online and ATG ARPU
•
NetJets expands long-standing
partnership
•
Announced ATG 8000 &
ATG1000
38%
Y/Y Growth
41%
46%
47%
51%
52%
33%
Y/Y Growth
$16
$17
$19
$20
$22
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Service Revenue ($MM)
Service Revenue Service Revenue as a % of Total BA Revenue
2,250
2,415
2,637
2,797
2,983
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
ATG Aircraft Online
(End of Period)

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

BA REVENUE & SEGMENT PROFIT GROWTH
14
8%
Y/Y Growth
$39
$42
$37
$40
Note: Minor differences exist due to rounding
•
Q1 2015 record revenue quarter:
-
Service revenue up 38% y/y
-
ATG aircraft online up 33% y/y
•
Equipment revenue down Y/Y
-
Change in product mix
-
Normalized sales of Text & Talk
•
Q1 2015 segment profit margin of
40%
$40
$16
$17
$19
$20
$22
$23
$20
$21
$19
$20
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Total Revenue ($MM)
Service Revenue Equipment Revenue
$16
$15
$15
$16
$17
43%
42%
37%
41%
40%
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Segment Profit ($MM)
Segment Profit Segment Profit Margin

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

FOCUS ON INTERNATIONAL EXPANSION
15
36%
Q/Q Growth
•
31 Ku aircraft installed in Q1 2015
•
Revenue of $1.4M impacted by:
-
Classification of certain CA-ROW
transactions
-
Some aircraft flying CA-NA routes
-
Adjusting for the above activities
revenue would have been approx. $2.6M
•
Y/Y increase in segment loss
includes higher SG&A and satellite
costs
•
Decrease in segment loss from Q4
2014 impacted by timing of STC
milestones and related design work
5
19
35
85
116
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
Satellite Aircraft Online
(End of Period)
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15
$17
$19
$19
$23
$18
CA-ROW Segment Loss ($MM)

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

2015 GUIDANCE
16
Revenue $485 - $505 million
CA-NA $300 - $320 million
BA $170 - $180 million
CA-ROW $10 - $15 million
Adjusted EBITDA $15 - $25 million
Cash CAPEX $100 - $120 million

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

STRONG Q1 FINANCIAL PERFORMANCE
17
Record revenue of $116M, up 21% y/y
Adjusted EBITDA of $8.2M, up 54% y/y
Strong cash position of $400M
WELL POSITIONED TO ACHIEVE OUR GOALS

Q&A

Appendix

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CONVERTIBLE NOTES DETAILS
20
•
$362 million aggregate principal amount of 3.75% Convertible Senior Notes issued in March 2015, due
March 1, 2020; conversion price of $23.85 per share.
•
Conversion may occur prior to December 1, 2019 upon the occurrence of certain events or any time after
December 1, 2019.
•
In conjunction with the convertible notes offering, the company entered into forward stock purchase transactions for approximately $140 million, representing 7.2 million shares to settle on or around March 1,
2020.
Transaction Summary
Accounting
EPS Impact
•
“If converted” method is used to account for dilution caused by convertible notes.
•
Approximately 7.2 shares of common stock that will be effectively repurchased through the forward stock purchase transactions are treated as retired shares for basic and diluted EPS purposes although they remain legally outstanding.
•
Cash increased by $212 million, net of approximately $140 million in forward stock purchase transactions and $10.4 million in issuance costs.
•
Convertible allocation to long-term debt at the time of issuance is $262 million and additional paid in capital is $100 million.
•
Long-term debt portion of convertible is booked on the balance sheet at fair value and is accreted to full principal amount of convertible notes outstanding over life of notes. The accretion expense is recognized on the income statement as non-cash interest.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

ADJUSTED EBITDA RECONCILIATION ($MM)
2009 2010 2011 2012 2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Net Income
(142) (140) (18) (96) (146) (17) (19) (25) (24) (20)
Interest Income
(0) (0) (0) (0) (0) (0) (0) (0) (0) (0)
Interest Expense
30 – 1 9  29 7 7 9 9 10
Income Tax Provision
– 3  1  1  1 – – – – –
Depreciation & Amortization
22 31  33  37  56 16 15 17 17 19
EBITDA
(91) (106) 16 (49) (60) 6 4 2 2 9
Fair Value Derivative
Adjustments
– 33 (59)  (10)  36 – – – – –
Class A and Class B Senior
Convertible Preferred Stock
Return
– 18  31  52 29 – – – – –
Accretion of Preferred Stock
– 9  10  10  5 – – – – –
Stock-based Compensation
Expense
1 2 2 4 6 2 2 3 3 3
Loss on Extinguishment of
Debt
2 – – – – – – – – –
Write Off of Deferred Equity
Financing Costs
– – – 5 – – – – – –
Amortization of Deferred
Airborne Lease Incentives
– (1) (1) (4) (8) (3) (3) (4) (4) (4)
Adjusted EBITDA
(89) (45) (1) 9  8 5 3 1 1 8
Note: Minor differences exist due to rounding

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CASH CAPEX RECONCILIATION ($MM)
2009 2010 2011 2012 2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Purchases of
Property and
Equipment
(69) (33) (33) (67) (105) (32) (28) (35) (37) (53)
Acquisition of
Intangible Assets
(Capitalized
Software)
(8) (7) (10) (12) (16) (4) (5) (5) (3) (4)
Consolidated Capital
Expenditures
(77) (40) (43) (79) (121) (36) (33) (41) (40) (57)
Change in Deferred
Airborne Lease
Incentives
– 9 11 18 9 5 3 5 17 9
Amortization of
Deferred Airborne
Lease Incentives
– 1 1 4 8 3 3 3 4 4
Landlord Incentives – – – – – – – 2 7 12
Cash CapEx (77) (30) (31) (58) (104) (29) (27) (30) (12) (32)
Note: Minor differences exist due to rounding